SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 10, 2005
                                                         ----------------



                          Strategic Hotel Capital, Inc.
                          -----------------------------
             (Exact Name of Registrant as specified in its charter)



           Maryland                     001-32223               33-1082757
---------------------------    -----------------------     ---------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)


            77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 658-5000
                                                          ---------------

                                       N/A
                                    --------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

         On August 11, 2005, Strategic Hotel Capital, Inc. (the "Company") issued a press release announcing the pricing of its underwritten public offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01  Other Events.

         On August 10, 2005, the Company entered into an Underwriting Agreement with Deutsche Bank Securities Inc., as representative of the several underwriters listed therein (collectively, the "Underwriters") (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters 11,100,000 shares (the "Offered Shares") of its common stock, par value $0.01 per share (the "Common Stock") and grant the Underwriters an option to purchase up to an additional 1,665,000 shares (the "Option Shares") of Common Stock to cover over-allotments, if any. The Underwriters may exercise the option at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Underwriting Agreement. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Underwriting Agreement is attached hereto as Exhibit
1.1 and is incorporated herein by reference.

         On August 11, 2005, Venable LLP delivered its legality opinion with respect to the Offered Shares and the Option Shares. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         1.1 Underwriting Agreement, dated as of August 10, 2005, by and among the Company, Strategic Hotel Funding, L.L.C. and Deutsche Bank Securities Inc., as representative of the several underwriters listed therein.

         5.1      Opinion of Venable LLP.

         23.1 Consent of Venable LLP (included in the opinion filed as Exhibit 5.1).

         99.1     Press Release dated August 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 STRATEGIC HOTEL CAPITAL, INC.


                                 By:      /s/ Monte J. Huber
                                     -----------------------
                                      Name:    Monte J. Huber
                                      Title: Vice President, Controller and
                                      Treasurer




Date: August 11, 2005

                                  Exhibit Index

         1.1 Underwriting Agreement, dated as of August 10, 2005, by and among the Company, Strategic Hotel Funding, L.L.C. and Deutsche Bank Securities Inc., as representative of the several underwriters listed therein.

         5.1      Opinion of Venable LLP.

         23.1 Consent of Venable LLP (included in the opinion filed as Exhibit 5.1).

         99.1     Press Release dated August 11, 2005.